                                                                   Exhibit 10.62

                            ASSIGNMENT OF PATENTS
                            ---------------------

         WHEREAS, SERAGEN, INC., a Delaware corporation, having a place of business at 97 South Street, Hopkinton, Massachusetts 01748 (hereinafter "Seragen"), is the owner of certain right, title and interest in and to inventions and the United States patents rights relating thereto;
         WHEREAS, Seragen, represents and warrants that it has the sole and exclusive right to make this Assignment of Patents; and
         WHEREAS, SERAGEN TECHNOLOGY, INC., a Delaware corporation, having a place of business at 97 South Street, Hopkinton, Massachusetts 01748 (hereinafter "Seragen Technology") is desirous of acquiring Seragen's entire right, title and interest in and to said patent rights;
         NOW THEREFORE, in consideration of (i) the issuance by Seragen Technology of all of its authorized Class A Common Stock and Class B Common Stock to Seragen, (ii) the execution by Seragen and Seragen Technology of an Irrevocable License Agreement of even date herewith, and (iii) the delivery by Seragen Technology of a certain Collateral Assignment of Patents in favor of persons and entities to whom Seragen will transfer its Class B Common Stock of Seragen Technology, and (iv) other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seragen hereby grants, assigns and conveys to Seragen Technology its entire right, title and interest in and to all of its now owned and existing or hereafter acquired patents and patent applications and letters patent that may have been or may hereafter be granted in the United States (including, without limitation, those listed in may hereafter be granted in the United States (including, without limitation, those listed in Schedule A annexed hereto), and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, together with all rights to bring actions for past, present, and future infringements and all rights corresponding thereto, including, without limitation, the right to retain all profits and damages from such past infringements, and all proceeds of any of the foregoing (including, without limitation, license royalties and proceeds of infringement suits). All of the foregoing shall hereinafter be referred to as the "Patents". The interests granted hereby are and shall be subject and subordinate to all licenses and rights heretofore or hereafter granted by Seragen to third parties to make, have made, use, sell or otherwise develop, use or exploit the technology and inventions described and claimed under the Patents, including, but not limited, to the licensed third parties set forth on Schedule B hereto.

         Seragen further agrees, without charge to but at the expense of Seragen Technology, to execute all rightful oaths, assignments, powers of attorney and other papers which Seragen Technology, its successors, assigns or representatives deem desirable for obtaining, maintaining, reissuing and renewing United States patents and foreign patents for all inventions disclosed in the Patents and for vesting, perfecting, maintaining and recording title to said Patents in Seragen Technology.

                                         SERAGEN, INC.


                                         By: /s/ George W. Masters
                                         ------------------------------------
                                         Title: Vice Chairman, Chief Executive
                                                Officer and President


DATED AS OF:  June 28, 1996

                                 SCHEDULE A

                                     TO

                     SERAGEN, INC. ASSIGNMENT OF PATENTS


                                                             PATENTS OWNED
                                                             -------------


       APPLICANT OR                                                     FILING        EXPIRATION
       PATENT NUMBER                      DESCRIPTION                    DATE            DATE                  TITLE
       -------------                      -----------                    ----            ----                  -----

    1.   07/695,480                  Interleukin Receptor              05/03/91                            Seragen Technology
                                    Targeted Molecules for
                                      Arthritis Treatment


    2.   07/832,843                   Methods of Treating              02/10/92                           Beth Israel Hospital
                                           Diabetes                                                        Seragen Technology
                                                                                                         Brigham & Women's Hospital
                                                                                                                J.F. Bach


    3.   07/665,762                       Use of Cell                  03/07/91                            Seragen Technology
                                       Surface Receptor
                                    Targeted Molecules for
                                    Viral Disease Treatment


    4.   07/832,843                   Desensitization of               02/10/92                            Seragen Technology
                                      Specific Allergies


    5.   07/701,932                  Interleukin Receptors             05/17/91                            Seragen Technology
                                    Targeted Molecules for
                                    Neoplastic Cell Growth
                                           Treatment


    6.   07/726,316                  EGF Receptor Targeted             07/05/91                            Seragen Technology
                                  Molecules for Inflammatory
                                      Arthritis Treatment

       APPLICANT OR                                                   FILING          EXPIRATION
       PATENT NUMBER                      DESCRIPTION                  DATE              DATE                  TITLE
       -------------                      -----------                  ----              ----                  -----

    7.   07/596,518                     Mammalian Model                11/12/90                            Seragen Technology
                                             of a
                                      Malignant Disorder

    8.   U.S. Patent                    Hybrid Compound                03/02/90         05/05/2009         Seragen Technology
         No. 5,110,912                   Purification



    9.   07/879,630                 Novel Diphtheria Toxin             05/07/92                                 U.C.L.A.
                                        Based Molecules                                                    Seragen Technology


   10.   06/618,199                  A Fused Gene and its              06/07/84                            Seragen Technology
                                    Encoded Hybrid Protein


   11.   07/549,363                    Hybrid Molecules                07/06/90                            Seragen Technology
                                      (Targeting the High
                                    Affinity IL-2 Receptor


   12.   07/590,113                   Inhibiting Unwanted              09/28/90                            Seragen Technology
                                       Immune Responses                                                        University
                                       (DAC197) (B-IL-2)                                                        Hospital

   13.   07/467,880                  Cytotoxic Lymphocyte              01/19/90                            Seragen Technology
                                       Protense Related
                                     Molecules and Method


   14.   07/388,557                  IL-2 Deletion Mutants             08/02/89                            Seragen Technology


                                  SCHEDULE B

                                      TO

                     SERAGEN, INC. ASSIGNMENT OF PATENTS


                               LICENSES GRANTED
                               ----------------




               Certain rights held by Eli Lilly & Company under
                  various existing agreements with Assignor.